© 2019 Avaya Inc. All rights reserved. Investor Presentation October 3, 2019 © 2019 Avaya Inc. All rights reserved. Exhibit 99.1

Forward-Looking Statements Cautionary note regarding forward-looking statements This document contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: the announcement of the strategic partnership; the failure to obtain necessary regulatory approvals; adverse effects on the market price of Avaya’s stock or Avaya’s operating results as a result of the failure to consummate the strategic partnership or any failure or delay in the development of related products or services; and other risks discussed in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Use of Non-GAAP Projections This presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Jim Chirico, President and CEO Executive Summary © 2019 Avaya Inc. All rights reserved.

Avaya Cloud Office by RingCentral (“Avaya Cloud Office” or “ACO”) Global leader in UC and CC solutions, services and private/hybrid cloud, with extensive partner ecosystem Leading provider of global enterprise cloud communications, collaboration, and contact center solutions Significant expansion of global TAM for Avaya Financially attractive, accretive to growth and margin Delivering on our strategic commitment to transition to a cloud company Avaya offer with differentiated technology, services and tools Seamless migration with attractive economics for customers and partners Strategic Partnership Accelerates Transformation to the Cloud Primed for Success Accelerates transition

Strategic Review Process Results in Three Decisive Actions

Global Strategic Partnership	Value Accretive Capital Allocation Actions

1 $500 Million Contribution from RingCentral

- ☑ $125M minority investment in Avaya in exchange for preferred equity at conversion price of $16/share (~6% of outstanding shares)
- ☑ RingCentral to pay advance of $375M primarily in stock for future payments and certain licensing rights
- ☑ Long-term exclusive agreement
- ☑ Expect to launch ACO in the first quarter of calendar 2020

2 Return Capital To Shareholders

- ☑ Authorized to repurchase up to $500M of Avaya shares
- ☑ Accretive to Adj. EBITDA and EPS

3 De-lever Balance Sheet

- ☑ Debt paydown of $250M
- ☑ Improves free cash flow

AVAYA
© 2019 Avaya Inc. All rights reserved.
5

Partnership Rationale Strategic Partnership Between Two Industry Leaders Expands Avaya’s leading UC and CC portfolio across full suite of public, private and hybrid cloud solutions Elevates Avaya’s leadership in communications through strategic partnership with UCaaS leader Accelerates transformation to growth, has favorable unit economics and is accretive to operating margins Enables Avaya to focus its investments and drive growth in CCaaS, CPaaS, collaboration and private cloud Provides Avaya access to the global UCaaS market, addresses significant customer and partner demand

Avaya Cloud Portfolio Wins Across all Segments and Markets


Customer Size
Large (>2000)
Mid-Market (100-2000)
Small (<100)
Delivery
Public
Private
Hybrid

Avaya Cloud Office *by RingCentral*

AVAYA ReadyNow – Private CCaaS (in <1yr)

- Participate in the full spectrum of the global UCaaS market
- Well-positioned to catch second wave of global UCaaS adoption
- Equips Avaya and its partners with expanded suite of cloud offers
- Seamless customer transition to the cloud through proprietary migration tools

AVAYA © 2019 Avaya Inc. All rights reserved.
7

Avaya Cloud Office Accelerates Our Transformation to the Cloud

2018

Repositioned Product Portfolio

Delivered:
- Acquired innovative CCaaS platform
- Emerging tech in mobility and AI
- Cloudified and refreshed device portfolio

R&D Pipeline:
- ReadyNow – private cloud
- Build out subscription offers
- Strategy to close cloud portfolio gaps

2019

R&D Shift to the Cloud

Delivered:
- ReadyNow – private cloud
- Enterprise subscription offers
- *Added ACO UCaaS offer*

R&D Pipeline:
- Next-gen contact center platform
- CCaaS
- Expanded CPaaS
- New collaboration solution

2020

Full Suite of Cloud Solutions

Bring to Market:
- Next-gen contact center platform
- CCaaS
- CPaaS
- Collaboration

Avaya Cloud Office:
- *Expansion of ACO UCaaS offer*

AVAYA
© 2019 Avaya Inc. All rights reserved.
8

Reinforces Commitment to a Complete Cloud Portfolio and SaaS Model


Avaya Cloud Office
by RingCentral
AVAYA
CCaaS (in <1yr)
Meetings
Phone
Collaboration/ Video
Devices
UCaaS
CCaaS
Avaya Cloud
300K Seats Today
<100K Seats Today
3.3M Private Seats Today
Omni Desktop
CRM Integrations
Management Tools
Artificial Intelligence
Open Cloud Platform
Public | Private | Hybrid

© 2019 Avaya Inc. All rights reserved.
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Avaya-led Go-to-Market With Global Partner Ecosystem Avaya dedicated sales, R&D and management Trusted brand with 100M+ UC users Partnership with UCaaS leader – RingCentral Scale unlocks growth in new markets Highly differentiated solution combines Avaya technology, services, migration capabilities Customers & Partners Avaya Channel Avaya Breadth Avaya Scale Avaya Brand Avaya Endpoints Avaya Services & Support Avaya Sales Avaya Cloud Office Go-to-Market

Why This Partnership Will Win Market-leading offer Leading UCaaS Provider • Fully Featured Expansive global go-to-market capability 4,700+ Channel Partners • 4,000+ Sales & Service Professionals • 180+ Countries • Deep Vertical Capabilities Large installed base 100M+ UC users Game Changer

Kieran McGrath, SVP and CFO Financial Overview © 2019 Avaya Inc. All rights reserved.

Avaya Cloud Office Accelerates Business Model Shift to the Cloud Attractive Unit Economics – 5-Year Cumulative Comparison * 5-year comparison for IP Office seat vs. seat converted to Avaya Cloud Office. Avaya Cloud Office economics also far better on Day 1 Provides initial revenue lift and higher long-term value to Avaya Gross profit dollars are significantly higher than Premise ACO Seat Revenue Exceeds Premise Seat Revenue* ACO is Accretive to Gross Profit

Long-Term Targets Non-GAAP Revenue Non-GAAP Gross Margin % Non-GAAP EBITDA Margin % Cash from Operations % Revenue 2 – 4% CAGR 63 – 65% 27 – 28% 11 – 13% Cloud / Alliance Partner Revenue Mix ~30%

Capital Allocation Priorities Investing in Growth Return Capital De-Lever Technology Leadership Public, private, hybrid, premise Solutions that create customer value Share Repurchase Authorization $500M Enhances shareholder returns Strengthen Balance Sheet Pay down debt $250M Improves cash flow

Jim Chirico, President and CEO Summary © 2019 Avaya Inc. All rights reserved.

Cloud-First Industry-leading UCaaS solution expands Avaya’s cloud portfolio 1 Leading Public/Private/ Hybrid Offers Partnership with the UCaaS market leader 2 Expanding Cloud Portfolio Provides greater breadth and depth to access large TAM 3 Aggressively Serving Our Customer Base Meets customer and partner demand for a UCaaS solution 4 Investing to Achieve Follow-On Milestones Enables Avaya to focus its investments on CCaaS, CPaaS, Collaboration and Private Cloud 5 Completes Major Milestone in Our Cloud Strategy

Delivering on Our Commitment to Long-Term Value Creation Increasing Avaya’s market reach, relevance and impact Doubling down with UCaaS, CCaaS and private cloud Meeting customer-led demand for a UCaaS solution Returning capital to shareholders and strengthening balance sheet Monetizing our large global installed base Accelerates business model shift to the cloud

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